UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2009

ScanSource, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	000-26926	57-0965380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Logue Court

Greenville, South Carolina 29615

(Address of principal executive offices) (zip code)

(864) 288-2432

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 3, 2009, the shareholders of ScanSource, Inc. (the “Company”) approved the amendment and restatement of the Company’s Amended and Restated 2002 Long-Term Incentive Plan (the “2002 Plan”). The material changes to the 2002 Plan include: (i) an increase in the number of shares of the Company’s no par value common stock (the “Common Stock”) that may be issued under the 2002 Plan from 2,800,000 shares to 4,800,000 shares; and (ii) a new limitation on the maximum number of shares of Common Stock that may be issued under the 2002 Plan pursuant to the grant of incentive stock options of 4,800,000 shares. In addition, the amended and restated 2002 Plan adds restricted stock units to the types of awards that may be intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) (“Code Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”).

The 2002 Plan permits the grant of incentive awards to employees, officers, consultants and advisors of the Company and its affiliates as approved by the Compensation Committee. The 2002 Plan authorizes the grant of awards in any of the following forms: (i) options to purchase shares of Common Stock, (ii) stock appreciation rights, (iii) restricted stock awards and restricted stock units, (iv) performance awards payable in stock or cash, (v) dividend equivalents and (vi) other equity-based awards. The aggregate number of shares of Common Stock available for issuance pursuant to awards granted under the amended and restated 2002 Plan is 4,800,000 shares. In addition, of the maximum number of shares issuable under the 2002 Plan, the maximum number of shares issuable upon the exercise of incentive stock options may not exceed 4,800,000 shares. These share limitations are subject to anti-dilution provisions as provided in the 2002 Plan.

The 2002 Plan is structured to comply with the requirements imposed by Code Section 162(m) and related regulations in order to preserve, to the extent practicable, the tax deduction available to the Company for awards made under the 2002 Plan to “covered employees” (generally the chief executive officer and the three most highly compensated officers other than the chief executive officer or the chief financial officer). Code Section 162(m) generally denies a public company a deduction for compensation in excess of $1,000,000 paid to each of the covered employees of the Company unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. Under the amended and restated 2002 Plan, performance awards, restricted stock awards, restricted stock units, other stock-based awards and cash incentive awards are designated as the types of awards that are intended to qualify for exemption under Code Section 162(m).

Pursuant to the 2002 Plan, awards payable to covered employees that are intended to be eligible for the Code Section 162(m) deduction must be based on one or more articulated performance factors. In approving the amended and restated 2002 Plan, the Company’s shareholders also approved the performance factors contained in the 2002 Plan, which include: (i) earnings per share, (ii) EBITDA (earnings before interest, taxes, depreciation and amortization), (iii) EBIT (earnings before interest and taxes), (iv) economic profit, (v) cash flow, (vi) sales growth, (vii) net profit before tax, (viii) gross profit, (ix) operating income or profit, (x) return on equity, (xi) return on assets, (xii) return on capital, (xiii) changes in working capital,

(xiv) shareholder return and (xv) ROIC (return on invested capital). With the exception of return on invested capital, which has been added to the amended and restated 2002 Plan, these performance factors are the same factors previously contained in the 2002 Plan.

The foregoing summary description of the material changes to the 2002 Plan is qualified in its entirety by reference to the actual terms of the 2002 Plan, which is incorporated herein by reference as Exhibit 10.1.

On December 3, 2009, the Compensation Committee approved updated forms of award certificates for use in connection with the grant of stock options and restricted stock awards under the 2002 Plan. The updated Restricted Stock Award Certificate, Incentive Stock Option Award Certificate and Non-Qualified Stock Option Award Certificate contain substantially the same terms as the forms of award certificates previously used by the Company in awarding grants under the 2002 Plan, with the exception of certain minor technical changes designed to enhance the clarity of the terms on which such award is granted and to ensure that all such terms are consistent with the terms of the 2002 Plan. The foregoing does not constitute a complete summary of the terms of the form of updated award agreements, and is qualified entirely by reference to the full text of the forms of Restricted Stock Award Certificate, Incentive Stock Option Award Certificate and Non-Qualified Stock Option Award Certificate, which are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively.

Item 9.01. Financial Statements and Exhibits.

(d)

The following exhibits are filed as part of this report:

Exhibit Number	Description

10.1	Amended and Restated 2002 Long-Term Incentive Plan (as amended and restated through December 3, 2009)

10.2	Form of Restricted Stock Award Certificate under the Amended and Restated 2002 Long-Term Incentive Plan for grants on or after December 3, 2009

10.3	Form of Incentive Stock Option Award Certificate under the Amended and Restated 2002 Long-Term Incentive Plan for grants on or after December 3, 2009

10.4	Form of Non-Qualified Stock Option Award Certificate under the Amended and Restated 2002 Long-Term Incentive Plan for grants on or after December 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

	By:	/s/ Michael L. Baur
December 7, 2009	Name:	Michael L. Baur
	Its:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated 2002 Long-Term Incentive Plan (as amended and restated through December 3, 2009)

10.2	Form of Restricted Stock Award Certificate under the Amended and Restated 2002 Long-Term Incentive Plan for grants on or after December 3, 2009

10.3	Form of Incentive Stock Option Award Certificate under the Amended and Restated 2002 Long-Term Incentive Plan for grants on or after December 3, 2009

10.4	Form of Non-Qualified Stock Option Award Certificate under the Amended and Restated 2002 Long-Term Incentive Plan for grants on or after December 3, 2009